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                                                                    EXHIBIT 10.2

               AMENDMENT NO. 1 TO ADVANCEPCS AMENDED AND RESTATED
                       1997 NONSTATUTORY STOCK OPTION PLAN

The AdvancePCS Amended and Restated 1997 Nonstatutory Stock Option Plan (the "Plan") is hereby amended, effective November 1, 2001, in the following respects:

1. The first sentence of Section 2 of the Plan is hereby amended and restated to read as follows: "Subject to adjustment as provided in Sections 4(g) and (h) hereof, options may be granted by the Company from time to time to purchase up to an aggregate of 800,000 shares of the Company's authorized but unissued Common Stock; provided, however, that the number of Shares that may be granted to any person under the Plan shall be reasonable in relation to the purpose of the Plan."

2. In all other respects the Plan shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment to be effective as provided above.


                                          AdvancePCS

                                          By: /s/ DAVID D. HALBERT
                                             -----------------------------------
                                          David D. Halbert Chairman of the Board
                                          and Chief Executive Officer